Exhibit 10.2

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (this "Amendment") is entered into as of the 26th day of October, 2023 (the “Amendment Effective Date”), by and between BAYSIDE AREA DEVELOPMENT, LLC, a Delaware limited liability company (" XE "Landlord" Landlord"), and GRAPHITE BIO, INC., a Delaware corporation (" XE "Tenant" Tenant").

r e c i t a l s :

A.
Landlord and Tenant entered into that certain Lease (the "Lease") dated December 16, 2021, whereby Landlord leases to Tenant, and Tenant leases from Landlord, that certain space more particularly described in the Lease (the "Premises") in the building located at 233 E Grand Avenue, South San Francisco 94080 (the “Building”).
B.
Tenant and Landlord desire to enter into this Amendment in order to modify the Lease Expiration Date of the Lease and to release one another from their respective obligations thereunder from and after the Amendment Effective Date, except as otherwise provided herein.

a g r e e m e n t :

NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1.
Capitalized Terms. Each capitalized term when used herein shall have the same respective meaning as is given such term in the Lease, unless expressly provided otherwise in this Amendment.
2.
Lease Expiration Date.
2.1
Modification of Lease Expiration Date. Landlord and Tenant hereby acknowledge and agree that the Lease Expiration Date is currently April 25, 2033. Landlord and Tenant hereby agree that, conditioned upon Tenant’s timely surrender of the Premises and “FF&E” (as defined below) pursuant to the terms hereof and the payment of the amount due under Section 5 hereof, the Lease Expiration Date is hereby modified to be December 31, 2024 (such date, the "New Lease Expiration Date").
2.2
Landlord Right to Accelerate Lease Expiration Date. Notwithstanding anything in the contrary in the Lease, Landlord shall have the right, in Landlord’s sole and absolute discretion without reference to any reasonableness standard, at any time from and after October 1, 2023 to further modify and accelerate the New Lease Expiration Date with respect to the first (1st) floor of the Premises (the “First Floor Premises”) or any portion thereof, the third (3rd) floor of the Premises (the “Third Floor Premises”) or any portion thereof, or any combination of the First Floor Premises and Third Floor Premises (including the entirety of both the First Floor Premises and Third Floor Premises), on and subject to the following terms and conditions. Landlord shall provide written notice to Tenant of Landlord’s election to further modify the New Lease Expiration Date (the "Expiration Date Notice") by delivery of such Expiration Date Notice not less than five (5) days prior to the new lease expiration date set forth in such Expiration Date Notice (such date, the “Accelerated Lease Expiration Date”), and therein Landlord shall designate the portion of the First Floor Premises and/or Third Floor Premises that the Accelerated Lease Expiration Date applies to. If Landlord so delivers the Expiration Date Notice to Tenant, then (i) the Lease with respect to the designated portion of the First Floor Premises and/or Third Floor Premises shall terminate as of the Accelerated Lease Expiration Date set forth in Landlord’s Expiration Date Notice, and Tenant shall surrender and quit the applicable portion of the First Floor Premises and/or Third Floor Premises, in the surrender condition required by the terms of this Amendment, not later than the Accelerated Lease Expiration Date, and (ii) in consideration for such further acceleration of the New Lease Expiration Date by Landlord, Landlord shall deliver to Tenant a fee in an amount equal to the product of (x) $20,000.00, (y) the number of full calendar months between the Accelerated Lease Expiration Date and the New Lease Expiration Date, and (z) the

aggregate number of floors (and/or or fractions thereof, if applicable) that the Accelerated Lease Expiration Date applies to (the “Landlord Acceleration Fee”). For the avoidance of doubt, to the extent that Landlord delivers an Expiration Date Notice with respect to less than the entirety of the First Floor Premises and Third Floor Premises, Landlord shall retain the right set forth in this Section 2 to again accelerate the New Lease Expiration Date with respect to any remaining portion of the First Floor Premises and/or Third Floor Premises to which the Accelerated Expiration Date does not then apply. Notwithstanding the foregoing, Landlord also shall retain all rights and remedies at law, in equity and under the Lease arising out of any failure by Tenant to surrender possession of the Premises as and when required prior to the Accelerated Lease Expiration Date. To the extent that Landlord delivers an Expiration Date Notice, Landlord shall have the right to cause Tenant to enter into an additional amendment to the Lease in order to document the Accelerated Expiration Date and any other changes to the Lease resulting therefrom.
3.
Sublease of Second Floor of Premises. Concurrently with the execution of this Amendment, Tenant shall be subleasing the second (2nd) floor of the Premises (the “Second Floor Premises”) to SOLEIL LABS, LLC, a Delaware limited liability company (the “Subtenant”) until the New Lease Expiration Date, pursuant to that certain Sublease dated October 26, 2023 (the “Soleil Sublease”), and Landlord shall be consenting to such sublease pursuant to the terms of a separate consent to sublease document (also to be concurrently executed herewith). In connection with the Soleil Sublease, Tenant hereby agrees to deliver to Landlord upon execution of this Amendment, in addition to the First Amendment Fee (defined below), the sum of $100,000.00 in connection with Landlord performing certain stairway demising work described in the Soleil Sublease, and Landlord shall use such funds to pay for Landlord's actual, reasonable costs for such stairway demising work performed, with any remaining unused balance to be returned by Landlord to Tenant.
4.
Surrender of Premises; Bill of Sale for Tenant’s FF&E. Tenant hereby agrees to vacate the Premises and, subject to the interests of Subtenant under the Soleil Sublease, surrender and deliver exclusive possession of the Premises to Landlord on or before the New Lease Expiration Date (or the Accelerated Lease Expiration Date, if applicable) in accordance with the provisions of the Lease in its presently existing, as-is condition, reasonable wear and tear, damage caused by casualty, repairs required as a result of condemnation, repairs which are specifically made the responsibility of Landlord under the Lease, and actions of Subtenant, Landlord or third parties after the Amendment Effective Date, excepted. In connection with the foregoing, subject to the interests of Subtenant under the Soleil Sublease, Tenant shall surrender along with the Premises the "Tenant’s FF&E" (as that term is defined below) and concurrently with Tenant's execution of this Amendment, Tenant shall execute and deliver a Bill of Sale in a form materially consistent with the form attached hereto as Exhibit A (the "Bill of Sale"), and thereafter Landlord shall deliver consideration in the amount of One and 00/100 Dollar ($1.00) for Landlord's purchase of the "Tenant’s FF&E" (as the same is listed and described on Schedule 1 to Exhibit A attached hereto).
5.
Consideration to Landlord; Return of Letter of Credit to Tenant. In consideration for Landlord's execution of this Amendment, Tenant shall deliver to Landlord upon execution of this Amendment the sum of $36,704,568.00 (the "First Amendment Fee"), which First Amendment Fee is comprised of (i) $11,582,022.00, representing the Rent obligations of Tenant (i.e., Base Rent, Tenant’s Share of Direct Expenses, Additional Monthly Base Rent and other Additional Rent) for the First Floor Premises and the Third Floor Premises during the period between the Amendment Effective Date and the New Lease Expiration Date, (ii) $4,346,468.00, representing the difference between the Rent obligations due and owing by Tenant under the Lease for the Second Floor Premises (during the period between the Amendment Effective Date and the New Lease Expiration Date) and the rent to be paid by the Subtenant for such period pursuant to the Soleil Sublease, and (iii) $20,776,078.00, representing a termination fee in consideration for Landlord’s execution of this Amendment. To the extent, however, Tenant has made any payments of Rent under the Lease allocable to periods occurring after October 31, 2023, such First Amendment Fee shall be recalculated to take into account and provide a credit for any such Rent payment. Landlord and Tenant hereby acknowledge that, in accordance with Article 21 of the Lease, Tenant has previously delivered to Landlord an L-C in the amount of $1,601,783.32 as the security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease. Pursuant and subject to the terms of the Lease, in connection with the modifications set forth in this Amendment, Landlord shall reasonably cooperate with Tenant to terminate the L-C, including delivering such documents as reasonably required by the Bank to permit such termination and rescission of the L-C within sixty (60) days following the Amendment Effective Date.

6.
Release of Tenant Liability. Except with respect to obligations set forth in the Lease that accrued prior to the Amendment Effective Date that survive the expiration or termination of the Lease, including, without limitation, Tenant's indemnity obligations, and except as provided in Sections 5, 7 and 8 hereof, and conditioned on the performance by the parties of the provisions of this Amendment, Tenant shall, as of the Amendment Effective Date, be fully and unconditionally released and discharged from its obligations arising after the Amendment Effective Date from or connected with the provisions of the Lease including all payments due under the Lease, except with respect to (i) any liabilities related to the Premises as a result of Tenant’s gross negligence or willful misconduct after the Amendment Effective Date (and in connection therewith Landlord hereby agrees that Tenant’s failure to perform its obligations under the Lease from and after the Amendment Effective Date shall not be considered gross negligence or willful misconduct), and (ii) Tenant’s obligations set forth in this Amendment (expressly including Section 4 and Section 8 hereof).
7.
Representations of Tenant and Landlord. Tenant represents and warrants to Landlord that (a) Tenant has not heretofore assigned or sublet all or any portion of its interest in the Lease, except with respect to the Soleil Sublease; (b) no other person, firm or entity has any right, title or interest in the Lease through Tenant; (c) Tenant has the full right, legal power and actual authority to enter into this Amendment and to modify the Lease Expiration Date without the consent of any person, firm or entity; and (d) Tenant has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof. Tenant further represents and warrants to Landlord that as of the date hereof there are no, mechanic's liens or other liens encumbering all or any portion of the Premises, and from and after the Amendment Effective Date Tenant shall not cause any mechanic's liens or other liens to encumber all or any portion of the Premises by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors or assigns (excluding Subtenant). Landlord represents and warrants to Tenant that the Project is not currently subject to any ground lease, or to the lien of any mortgage or deed of trust. Notwithstanding the modification of the Lease Expiration Date and the release of liability provided for herein, the representations and warranties set forth in this Section 7 shall survive the New Lease Expiration Date and each party shall be liable to the other for any inaccuracy or any breach thereof.
8.
Continuing Liability. Notwithstanding the modification of the Lease Expiration Date and the release of liability provided for herein, Tenant shall remain liable, with respect to the period of its tenancy prior to the Amendment Effective Date, for the performance of all of its obligations under the Lease and Landlord shall have all the rights and remedies with respect to such obligations as set forth in the Lease. In the event that Tenant retains possession of the Premises or any part thereof after the New Lease Expiration Date, subject to the terms of the Soleil Sublease, then the provisions of Article 16 of the Lease shall apply.
9.
Attorneys' Fees. Should any dispute arise between the parties hereto or their legal representatives, successors and assigns concerning any provision of this Amendment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys' fees and legal costs in connection with such dispute.
10.
Governing Law. This Amendment shall be governed and construed under the laws of the State of California.
11.
Counterparts; Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement. Signatures of the parties transmitted by telefacsimile or electronic mail PDF format shall be deemed to constitute originals and may be relied upon, for all purposes, as binding the transmitting party hereto. The parties intend to be bound by the signatures transmitted by telefacsimile or electronic mail PDF format, are aware that the other party will rely on such signature, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.
12.
Binding Effect. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.
13.
Time of the Essence. Time is of the essence of this Amendment and the provisions contained herein.

14.
Further Assurances. Landlord and Tenant hereby agree to execute such further documents or instruments as may be necessary or appropriate to carry out the intention of this Amendment.
15.
Voluntary Agreement. The parties have read this Amendment and mutual release as contained herein, and on the advice of counsel they have freely and voluntarily entered into this Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD: BAYSIDE AREA DEVELOPMENT, LLC, a Delaware limited liability company By: Name: Its:	TENANT: GRAPHITE BIO, INC., a Delaware corporation By: Name: Its:

EXHIBIT A

FORM OF BILL OF SALE

BILL OF SALE

This Bill of Sale ("Agreement") is made and entered into as of October 26, 2023, from GRAPHITE BIO, INC., a Delaware corporation (" XE "Tenant" Owner"), to BAYSIDE AREA DEVELOPMENT, LLC, a Delaware limited liability company (" XE "Landlord" Buyer").

RECITALS

A. Concurrent with, the consummation of this Agreement, Owner and Buyer shall execute that certain First Amendment to Lease (the “Lease Amendment”) by and between Owner, as tenant, and Buyer, as landlord, with respect to that certain premises (the "Premises") more particularly described in that certain Lease (the "Lease") dated December 16, 2021, in the building located at 233 E Grand Avenue, South San Francisco 94080 (the “Building”); and

B. Owner is the owner of various furniture, fixtures, equipment and cabling which is currently located in the Premises (as set forth on Schedule 1 attached hereto, the "Tenant’s FF&E").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Owner and Buyer agree as follows:

TERMS AND CONDITIONS

1. Consideration. As consideration for the sale of the Tenant’s FF&E by Owner to Buyer, Buyer hereby agrees to pay to Owner the amount of One and 00/100 Dollar ($1.00) (the "Purchase Price").

2. Transfer and Assignment. Subject to the terms and provisions contained herein (including the contingencies set forth in Paragraph 10 hereof), as of the date of this Agreement, Owner transfers and conveys to Buyer all of its right, title and interest in and to the Tenant’s FF&E, free and clear of all liens, encumbrances and security interests created by Owner, but subject to the rights of Subtenant under the Soleil Sublease (as defined in the Lease Amendment). Buyer accepts the transfer and conveyance of the right, title and interest of Owner in and to the Tenant’s FF&E subject to the provisions contained herein. Buyer accepts the Tenant’s FF&E in its currently existing "as-is" condition.

3. Inspection of the Tenant’s FF&E. Buyer has inspected the Tenant’s FF&E and determined that it is acceptable to Buyer. Owner has not made, and shall not be bound by, any statements, agreement, or representations regarding the Tenant’s FF&E not specifically set forth herein.

4. NO WARRANTY FOR MERCHANTABILITY AND FITNESS. BUYER AGREES THAT OWNER MAKES NO WARRANTIES, EXPRESSED OR IMPLIED AND ALL WARRANTIES OF ANY KIND, INCLUDING ANY EXPRESSED OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE OR CONDITION OF SAME, ARE HEREBY EXCLUDED BOTH AS TO THE TENANT’S FF&E AND AS TO MAINTENANCE OR REPAIR WORK PERFORMED BY OWNER, IF ANY, ON THE TENANT’S FF&E. BUYER HEREBY ACCEPTS THE TENANT’S FF&E ON AN "AS-IS" "WHERE-IS" BASIS WITH ALL FAULTS. IT IS EXPRESSLY AGREED THAT OWNER SHALL HAVE NO RESPONSIBILITY TO REPAIR, MAINTAIN, REPLACE, OR OTHERWISE CARE FOR THE TENANT’S FF&E ON AND AFTER THE DATE HEREOF. OWNER AND BUYER AGREE THAT THE DISCLAIMERS OF WARRANTIES AS CONTAINED IN THIS PARAGRAPH ARE CONSPICUOUS.

5. RELEASE AND COVENANT NOT TO SUE. AS AN INDUCEMENT TO, AND AS FURTHER CONSIDERATION FOR OWNER AGREEING TO SELL THE TENANT’S FF&E TO BUYER UPON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT, BUYER COVENANTS AND AGREES THAT IT SHALL FOREVER RELEASE OWNER, AND COVENANTS NOT TO SUE OWNER, WITH RESPECT TO ANY MATTER ARISING OUT OF THE TENANT’S FF&E, INCLUDING, WITHOUT LIMITATION, ITS CONDITION

REGARDLESS OF WHETHER SUCH CONDITION IS KNOWN OR UNKNOWN AND/OR WHETHER SUCH CONDITION IS LATENT OR PATENT. THE FOREGOING RELEASE AND COVENANT NOT TO SUE SHALL APPLY TO ALL CLAIMS AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, CLAIMS OR CAUSES OF ACTION FOR PERSONAL INJURY OR DEATH, PROPERTY DAMAGE AND CLAIMS FOR CONTRIBUTION.

6. Entire Agreement. This Agreement constitutes the entire agreement between Owner and Buyer regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except to the extent expressly set forth in this Agreement, no representations, warranties, or agreements have been made by Owner or Buyer with respect to this Agreement or the obligations of Owner or Buyer in connection therewith.

7. Severability. If any provisions of this Agreement shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

8. Voluntary Agreement. The parties hereto, and each of them, further represent and declare that they have carefully read this Agreement and know the contents thereof and that they sign the same freely and voluntarily. This Agreement and each provision of this Agreement was negotiated by the parties and therefore, neither this Agreement nor any provision of this Agreement shall be interpreted for or against any party on the basis such party or its attorney drafted the agreement or provision in question.

9. Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permissible assigns.

10. Contingency. The parties hereto expressly acknowledge and agree that this Agreement is specifically subject to and conditioned upon the following: Owner and Buyer fully executing and delivering the Lease Amendment. Owner and Buyer expressly acknowledge and agree that notwithstanding the execution and delivery of this Agreement, Owner's obligation to convey the Tenant’s FF&E to Buyer, and Buyer's obligation to pay the Purchase Price to Owner, are expressly conditioned upon the full execution and delivery of the Lease Amendment by Owner and Buyer.

11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement. Signatures of the parties transmitted by telefacsimile or electronic mail PDF format shall be deemed to constitute originals and may be relied upon, for all purposes, as binding the transmitting party hereto. The parties intend to be bound by the signatures transmitted by telefacsimile or electronic mail PDF format, are aware that the other party will rely on such signature, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

[signatures contained on following page]

Owner and Buyer have executed this Bill of Sale as of the date first set forth above.

BUYER: BAYSIDE AREA DEVELOPMENT, LLC, a Delaware limited liability company By: Name: Its:	OWNER: GRAPHITE BIO, INC., a Delaware corporation By: Name: Its:

SCHEDULE 1

First Floor of Premises

Office Area
Location	Qty	Description
Entire Floor	0	No furnishings

Lab
Location	Qty	Description
Lab 181	4	6ft. Mobile Lab benches
	4	Under counter cabinets
	1	5ft. Tables
Lab 190	12	6ft. Mobile Lab benches
	4	6ft. Lab tables
	2	4ft. Lab tables
	3	4ft. Mobile lab benches
	16	Under counter cabinets
Lab 150	18	6ft. Mobile Lab benches
	5	6ft. Lab tables
	7	4ft. Lab tables
	1	5ft. Tables
	18	Under counter cabinets
Lab 152	2	7ft. Cabinets
Lab 154	14	6ft. Mobile Lab benches
	15	Under counter cabinets
	1	5ft. Mobile lab benches

Second Floor of Premises

Office Area
Location	Qty	Description
Open Office 205	20	Sit Sand Desk
	20	Rolling file pedestal with cushion
	20	Power Pack
	20	Chair
	8	Full End caps
	2	1/2 End Caps
	7	Power Beams (4 short, 3 long)
	20	Dividers
Open office 220	16	Sit Sand Desk
	16	Rolling file pedestal with cushion
	16	Power Pack
	16	Chair
	4	Full End caps
	4	Power Beams
	16	Dividers
Wellness 206	1	Chair
	1	Ottoman
	1	Side Table
	1	Coat Hanger
	3	Decorative mirrors
	2	Shelves
	1	Full length mirror
	1	Summit undercounter refrigerator

Phone room 207, 208, 211, 212	1	Sit Sand Desk
	1	Pouf
	1	Chair
Office 210	20	Sit Sand Desk
	20	Rolling file pedestal with cushion
	20	Power Pack
	20	Chair
	4	Full End caps
	2	1/2 End Caps
	3	Power Beams
	20	Dividers
Huddle 221, 222, 223, 224, 228, 229, 230	5	Chairs
	1	Table
	1	Power Pack
Below Stair 240	2	Benches
	2	Square coffee tables
	2	Computer Tables
Breakroom 215	3	Refrigerator Freezers
	2	Microwaves
	1	Dishwasher
	6	Tables
	24	Chairs
Seating 225	1	3 Section banquet
	6	Counter stools
	3	Tables
	3	Chairs
	3	Casual Seating Chairs
	6	Side Table
Podcast 227	2	Training tables
	4	Nesting Chairs
Huddle 218	1	Sit Sand Desk
	1	Credenza
	1	Desk Chair
	2	Side chairs
Informal Meeting 219	4	Training tables
	8	Chairs
	1	Monitor
	1	Power Pack
	2	Casual Seating Chairs
	1	Table
	1	Trash can
Meeting 220 and 221	24	Nesting Chairs
	80	Stacking chairs (4 carts)
	2	D10s
	8	Tables
Informal Meeting 235	2	Casual Seating Chairs
	2	Side Table

Lab
Location	Qty	Description
Lab 271	3	6ft. Lab tables
Lab 260 and 270	30	6ft. Mobile Lab benches
	8	4ft. Mobile lab benches
	16	6ft. Lab tables

	2	4ft. Lab tables
	47	Mobile lab cabinets
Lab 296	5	6ft. Lab tables
Equip 291	1	Glass Wash
	1	Auto Clave
	1	DI Water System
Equipment Room 265/256	21	6ft. Wire racks
	5	4ft. Wire racks
Lab 261	1	7ft. Wire rack
Lab 255	3	6ft. Wire racks
Lab 250	2	5ft. Tables
	19	Mobile lab benches
	1	3ft. Lab bench
	16	Mobile lab cabinets
Lab 251	1	6ft. Wire rack
Lab 252	1	6ft. Wire rack
Lab 293	4	4ft. Lab tables
Lab 292	1	3ft. Lab table
	3	4ft. Mobile lab benches
	4	4ft. Lab tables

Third Floor of Premises

Office Area
Location	Qty	Description
Lobby 301	2	Arm Chairs
	3	Side tables
	1	Console table
	3	Poufs
	1	Sectional Couch (5 pieces)
	1	Carpet
	10	Accent Pillows
Meeting room 302	10	Chairs
	1	Table
Board Room 303	1	Board room table
	22	Chairs
	2	Banquette benches
	11	Accent pillows
Open office 305	15	Sit Sand Desk
	15	Rolling file pedestal with cushion
	15	Power Pack
	15	Chair
	4	Full End caps
	2	1/2 End Cap
	3	Power Beams
	15	Dividers
Extra furniture in area 305	8	Rolling white boards
	2	Arm Chairs
	2	Foot rests
	1	Side table
	3	Side tables
	1	Extra piece of sectional
	12	Nesting chairs
	4	Bar stools
	6	Training tables
	16	Extra ped cushions

	2	D10
Open Office 320	10	Sit Sand Desk
	10	Rolling file pedestal with cushion
	10	Power Pack
	10	Chair
	2	Full End caps
	1	1/2 End Cap
	3	Power Beams
	10	Dividers
Phone room 309, 310, 318,319	1	Sit Sand Desk
	1	Pouf
	1	Chair
Open Office 325	24	Sit Sand Desk
	24	Rolling file pedestal with cushion
	24	Power Pack
	24	Chair
	6	Full End caps
	2	1/2 End Caps
	4	Power Beams
	24	Dividers
Huddle 311,312, 315,316,320, 321,322	5	Chairs
	1	Table
	1	Power Pack
Huddle 311, 312, 315, 316	1	D10
Huddle 320, 321, 322	1	Large Monitor
Exec Office 323	1	Sit Stand Desk
	1	Desk Chair
	1	Credenza
	1	Table
	2	Chairs
Breakroom 313	2	Refrigerator Freezers
	1	Microwaves
	1	Dishwasher
	6	Tables
	24	Chairs
Seating 314	1	Sectional (4 pieces)
	4	Casual Seating Chairs
	4	Side Table
Informal Meeting 324	1	Bar Height Table
	10	Bar Height Chairs
	2	Rolling White Boards
	1	Trash Can
Meeting 317	1	Table
	10	Chairs
	1	Trashcan
Meeting room 335	14	Chairs
	1	Table
	1	Monitor
Lab
Location	Qty	Description
Lab 380	24	6ft. Mobile Lab benches
	15	6ft. Lab tables
	1	4ft. Lab tables
	12	Under bench cabinets

Lab 370 and 360	6	4ft. Mobile lab benches
	31	6ft. Mobile Lab benches
	6	6ft. Lab tables
	7	4ft. Lab tables
	36	Under bench cabinets
Lab 395	6	6ft. Mobile Lab benches
	4	4ft. Mobile lab benches
	3	6ft. Lab tables
Lab 396	4	6ft. Lab tables
	1	5ft. Tables
Lab 350	4	4ft. Mobile lab benches
	32	6ft. Mobile Lab benches
	7	6ft. Lab tables
	31	Under bench cabinets
Lab 362	3	6ft. Mobile Lab benches
	3	Under bench cabinets
Lab 361	2	7 ft. cabinets
Storage 349		Extra carpet, tile, etc.